EXHIBIT 10.13


                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 (this "AMENDMENT"), dated as of March 1, 2001, to that certain Revolving Credit Agreement, dated as of August 20, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"), among EVENFLO COMPANY, INC., a Delaware corporation (the "BORROWER"), the Guarantors party thereto, the Lenders party thereto (the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Lead Arranger and Syndication Agent, DLJ CAPITAL FUNDING, INC., as Documentation Agent, and BANK OF AMERICA, NATIONAL ASSOCIATION (successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, pursuant to Section 11.01 of the Credit Agreement, each of the Obligors and each of the undersigned Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "AMENDED CREDIT AGREEMENT");

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE:      Definitions.

                  (a) CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural thereof):

                  "ADMINISTRATIVE AGENT" has the meaning specified in the PREAMBLE hereto.

                  "AMENDED CREDIT AGREEMENT" has the meaning specified in the RECITALS hereto.

                  "AMENDMENT" has the meaning specified in the PREAMBLE hereto.

                  "AMENDMENT EFFECTIVE DATE CERTIFICATE" means the amendment effective date certificate executed and delivered by the Borrower pursuant to Section Three hereto, substantially in the form of ANNEX I hereto.

                  "BORROWER" has the meaning specified in the PREAMBLE hereto.

                  "CREDIT AGREEMENT" has the meaning specified in the PREAMBLE hereto.

                  "LENDERS" has the meaning specified in the PREAMBLE hereto.

                  (b) OTHER DEFINITIONS. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

         SECTION TWO: AMENDMENTS.

                  (a) AMENDMENTS TO DEFINITIONS. Subject to the conditions set forth in Section Three below, Section 1.01 of the Credit Agreement designated "Certain Defined Terms" is amended by:

                      (i) inserting in such section the following definitions in appropriate alphabetical order:

                  "DESIGNATED PERFORMANCE TRIGGER EVENT" shall mean, for any Test Period, the Leverage Ratio being less than or equal to 4.00:1:00.

                  "DESIGNATED PERFORMANCE TRIGGER EVENT CERTIFICATE" shall mean a certificate substantially in the form of ANNEX II to the Second Amendment.

                  "EQUIPMENT" shall mean all of the Borrower's and each of the other Obligor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), tools, furniture, fixtures, all attachments, accessions and property new or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

                  "FIXED ASSETS" shall mean, with respect to any Obligor, any and all Real Property or Equipment of such Obligor.

                  "NON-FIXED ASSETS" shall mean, with respect to any Obligor, any and all assets or properties of such Obligor other than Fixed Assets.

                  "REAL PROPERTY" shall mean all now owned and hereafter acquired real property of Borrower or any other Obligor, including any and all leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

                  "REAL PROPERTY/EQUIPMENT PERFECTION CERTIFICATE" means the certificate evidencing that Borrower and the other Obligors have provided the Administrative Agent with valid, binding, enforceable and perfected security interests in, and liens upon, all of the Real Property and Equipment in accordance with Section 7.15(c) hereof, which certificate shall be executed and delivered by the Obligors and shall be substantially in the form of ANNEX III to the Second Amendment.

                  "SECOND AMENDMENT" means Amendment No. 2, dated as of March 1, 2001, to this Agreement.

                  "SECOND AMENDMENT EFFECTIVE DATE" has the meaning specified in the Second Amendment.

                      (ii) deleting the chart in the definition of "Applicable Margin" and replacing it with the following:


------------------------------------------------------------------------------------------------------------------------
                                      EURODOLLAR RATE
        LEVERAGE RATIO                    MARGIN                  BASE RATE MARGIN              COMMITMENT FEES
------------------------------------------------------------------------------------------------------------------------
< 3.0:1.0                                 2.000%                      0.750%                         0.300%
------------------------------------------------------------------------------------------------------------------------
< 3.5:1.0 but 3.0:1.0                     2.250%                      1.000%                         0.300%
------------------------------------------------------------------------------------------------------------------------
< 4.0:1.0 but 3.5:1.0                     2.500%                      1.250%                         0.375%
------------------------------------------------------------------------------------------------------------------------
< 4.5:1.0 but 4.0:1.0                     2.750%                      1.500%                         0.375%
------------------------------------------------------------------------------------------------------------------------
< 5.0:1.0 but 4.5:1.0                     3.000%                      1.750%                         0.425%
------------------------------------------------------------------------------------------------------------------------
 5.0:1.0                                  3.250%                      2.000%                         0.500%
------------------------------------------------------------------------------------------------------------------------


                      (iii) amending and restating subclauses (vii) and (viii) in the definition of "Consolidated EBITDA" as subclause (vii) as follows:

                            "(vii) non-cash and non-recurring charges;
                            PROVIDED that such charges shall be limited to only those charges directly attributable to (w) the execution of the Second Amendment, (x) the write-off of transaction costs capitalized prior to the execution of the Second Amendment, (y) the write-off of intangibles and fixed assets, and (z) the costs of restructuring, consolidating or closing of plants together with the costs of severance or other similar payments relating to the termination of employees at such plants or any other plant or office of any of the Obligors not to exceed in the aggregate $5,000,000 during any Test Period"; and

                  (b) AMENDMENTS TO SECTION 2.01. Subject to the conditions set forth in Section Three below, Section 2.01 of the Credit Agreement designated "Amounts and Terms of Commitments" is amended by inserting the following sentence at the end of clause (a) thereof:

                      "Notwithstanding anything in this Agreement, any Loan Document or otherwise, from and after the Second Amendment Effective Date the aggregate principal amount of all outstanding Revolving Loans PLUS all outstanding Swing Line Loans PLUS all outstanding Special Facility Obligations shall not exceed at any time $95,000,000 LESS the aggregate amount of Net Disposition Proceeds realized by Borrower or any Restricted Subsidiary after the Second Amendment Effective Date that is required under Section 2.08(a) to be applied to reduce the outstanding Revolving Loans, unless the Designated Performance Trigger Event has occurred for the most recently completed Test Period (and a Designated

                      Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent in connection therewith)."

                  (c) AMENDMENTS TO SECTION 2.08. Subject to the conditions set forth in Section Three below, Section 2.08 of the Credit Agreement designated "Mandatory Prepayments of Revolving Loans and Reductions of Commitments" is amended by amending clause (a) thereof by:

                      (i) deleting the word "If" at the beginning thereof and inserting in replacement thereof "Prior to the Second Amendment Effective Date, if" at the beginning thereof; and

                      (ii) adding the following at the end thereof:

                              "From and after the Second Amendment
                      Effective Date, (i) if Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Non-Fixed Asset (other than (I) a Disposition permitted pursuant to clause (a), (b) or (c) of
                      Section 8.02 or (II) Dispositions generating Net Proceeds of less than $50,000 in the aggregate for all such Dispositions for any Fiscal Year less the amount of Disposition Proceeds generated by Dispositions of Fixed Assets referred to in subclause
                      (II) in the parenthetical contained in Section 2.08(a)(iii) hereof for such Fiscal Year), then Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of such Non-Fixed Asset, apply 100% of the Net Disposition Proceeds of such Non-Fixed Asset to immediately reduce the outstanding Revolving Loans and permanently reduce the Revolving Commitments in accordance with Section 2.08(c) in an aggregate amount equal to such Net Disposition Proceeds; (ii) if the Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Fixed Asset (other than a Disposition permitted pursuant to clause (a),
                      (b) or (c) of Section 8.02) and (A) the Designated Performance Trigger Event has occurred for the most recently completed Test Period, (B) no Event of Default or payment Default has occurred and is then continuing and (C) a Designated Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, then (x) Borrower or such Restricted Subsidiary may, within 360 days after the receipt by Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition of Fixed Assets, (A) reinvest (subject to Section 8.03) up to 100% of such Net Disposition Proceeds in the businesses described in Section 7.13 (including, subject to the provisions of clause (h) of Section 8.03, making an Acquisition in such businesses) or
                      (B) retain the amount of such Net Disposition Proceeds not so applied pending such application, and
                      (y) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, such Net Disposition Proceeds shall immediately reduce the outstanding Revolving Loans and permanently reduce the Revolving

                      Commitments in accordance with Section 2.08(c) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied; and (iii) if the Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Fixed Asset (other than (I) a Disposition permitted pursuant to clause (a), (b) or
                      (c) of Section 8.02 or (II) Dispositions generating Net Proceeds of less than $50,000 in the aggregate for all such Dispositions for any Fiscal Year less the amount of Disposition Proceeds generated by Dispositions of Non-Fixed Assets referred to in subclause (II) in the parenthetical contained in Section 2.08(a)(i) hereof for such Fiscal Year) and the Designated Performance Trigger Event has not occurred, then (x) Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of such Fixed Asset, apply the first $5,000,000 and 50% of the balance of the Net Disposition Proceeds of such Fixed Asset to prepay the outstanding Revolving Loans in accordance with Section 2.08(d) without permanently reducing the Revolving Commitments and (y) (A) reinvest (subject to Section 8.03) up to 50% of the balance of such Net Disposition Proceeds (after applying the first $5,000,000 and 50% of the balance of such Net Disposition Proceeds in accordance with the immediately preceding clause (x)) in the businesses described in
                      Section 7.13 (including, subject to the provisions of clause (h) of Section 8.03, making an Acquisition in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this Section 2.08(a)) or (B) retain the amount of such Net Disposition Proceeds not so applied pending such application, and (z) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, such Net Disposition Proceeds shall immediately reduce the outstanding Revolving Loans and permanently reduce the Revolving Commitments in accordance with Section 2.08(c) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied."

                  (d) AMENDMENTS TO SECTION 7.01. Subject to the conditions set forth in Section Three below, Section 7.01 of the Credit Agreement designated "Financial Statements" is amended by:

                      (i) deleting the word "and" at the end of clause (a) thereof;

                      (ii) deleting the period at the end of clause (b) thereof and inserting in replacement thereof "; and"; and

                      (iii) adding at the end thereof a new clause (c) as follows:

                      "(c) promptly after available, but not later than 30 days after the end of each month of each Fiscal Year (other than with respect to any month at the end of any Fiscal Quarter or at the end of any Fiscal Year), a copy of the unaudited consolidated balance sheet of Borrower and the Restricted Subsidiaries as of the end of such month and the related consolidated statements of earnings, cash flows and, to the extent prepared, shareholders' equity for the period commencing on the first day and ending on the last day of such month, and certified by a Responsible Officer of Borrower as fairly presenting in all material respects, in accordance with GAAP (subject to year-end audit adjustments), the financial position and the results of operations of Borrower and the Restricted Subsidiaries as of the date thereof (together with a comparison of such monthly financial results against the Projections prepared by the Borrower and provided to the Administrative Agent and the Lenders, including an explanation, in reasonable detail, of any variances therefrom)."

                  (e) AMENDMENTS TO SECTION 7.15. Subject to the conditions set forth in Section Three below, Section 7.15 of the Credit Agreement designated "Pledged Stock of Foreign Subsidiaries; Post-Closing Collateral Matters" is amended by inserting a new clause (c) at the end thereof as follows:

                      "(c) EQUIPMENT; REAL PROPERTY. Within 90 days after the Second Amendment Effective Date, the Borrower shall, and shall cause its Subsidiaries to, deliver to the Administrative Agent duly executed security documentation and mortgages (together with the Real Property/Equipment Perfection Certificate and any other documents and instruments as may be reasonably requested by the Administrative Agent), which shall create valid, binding, enforceable and perfected liens upon, and security interests in, all of the Obligors' Equipment and Real Property located in the United States (other than with respect to such Real Property or Equipment that the Administrative Agent has determined, in its sole and absolute discretion, it is not commercially practical to take such liens and security interests), accompanied by appropriate legal opinions of outside counsel to the Borrower in respect of such collateral and appropriate title insurance, in each case, reasonably satisfactory in form and substance to the Administrative Agent, all at the Borrower's sole expense. Without limitation on any of the foregoing, Borrower shall reimburse the Administrative Agent for the cost and expense of conducting environmental audits and appraisals on any Real Properties that may be conducted by or on behalf of the Administrative Agent."

                  (f) AMENDMENTS TO SECTION 8.01. Subject to the conditions set forth in Section Three below, Section 8.01 of the Credit Agreement designated "Limitation on Liens" is amended by:

                      (i) deleting the Dollar amount "$25,000,000" in clause (q) thereof and inserting in replacement thereof "$2,000,000";

                      (ii) deleting the Dollar amount "$10,000,000" in clause
         (r) thereof and inserting in replacement thereof "$5,000,000"; and

                      (iii) deleting the Dollar amount "$20,000,000" in clause (t) thereof and inserting in replacement thereof "$5,000,000."

                  (g) AMENDMENTS TO SECTION 8.02. Subject to the conditions set forth in Section Three below, Section 8.02 of the Credit Agreement designated "Consolidations and Mergers; Sale of Assets" is amended by:

                      (i) deleting the Dollar amount "$20,000,000" in clause
         (c) thereof and inserting in replacement thereof "$5,000,000"; and

                      (ii) deleting the Dollar amount "$50,000,000" in clause
         (d) thereof and inserting in replacement thereof "$30,000,000".

                  (h) AMENDMENTS TO SECTION 8.03. Subject to the conditions set forth in Section Three below, Section 8.03 of the Credit Agreement designated "Loans, Acquisitions and Investments" is amended by:

                      (i) deleting the Dollar amount "$20,000,000" in clause
         (c) thereof and inserting in replacement thereof "$10,000,000";

                      (ii) deleting clause (h) thereof and inserting in replacement thereof:

                           "(h)  Intentionally Deleted"; and

                      (iii) deleting the words "in the sum of (i) $15,000,000 plus (ii)" from clause (i) thereof:

                  (i) AMENDMENTS TO SECTION 8.04. Subject to the conditions set forth in Section Three below, Section 8.04 of the Credit Agreement designated "Limitation on Indebtedness" is amended by:

                      (i) deleting the Dollar amount "$20,000,000" in clause
         (d) thereof and inserting in replacement thereof "$5,000,000";

                      (ii) deleting the Dollar amount "$20,000,000" in clause
         (f) thereof and inserting in replacement thereof "$2,000,000";

                      (iii) deleting the Dollar amount "$20,000,000" in clause (g) thereof and inserting in replacement thereof "$5,000,000";

                      (iv) deleting the Dollar amount "$20,000,000" and the ratio "5.0:1.0" in clause (i) thereof and inserting in replacement thereof "$5,000,000" and "4.0:1.0", respectively;

                      (v) deleting the Dollar amount "$20,000,000" and the ratio "5.0:1.0" in clause (j) thereof and inserting in replacement thereof "$5,000,000" and "4.0:1.0", respectively;

                  (j) AMENDMENTS TO SECTION 8.06. Subject to the conditions set forth in Section Three below, Section 8.06 of the Credit Agreement designated "Financial Covenants" is amended

                      (i) by deleting that portion of the chart in clause (a) thereof after September 30, 2000 and replacing it with the following:

                  DATE                                                    RATIO
                  ----                                                    -----
                  December 31, 2000                                     1.10:1.00
                  March 31, 2001                                        0.90:1.00
                  June 30, 2001                                         0.90:1.00
                  September 30, 2001                                    0.95:1.00
                  December 31, 2001                                     1.15:1.00
                  March 31, 2002                                        1.15:1.00
                  June 30, 2002                                         1.15:1.00
                  September 30, 2002                                    1.15:1.00
                  December 31, 2002                                     1.30:1.00
                  March 31, 2003                                        1.30:1.00
                  June 30, 2003                                         1.30:1.00
                  September 30, 2003                                    1.30:1.00
                  December 31, 2003                                     1.60:1.00
                  March 31, 2004                                        1.60:1.00
                  June 30, 2004                                         1.60:1.00
                  September 30, 2004                                    1.60:1.00
                  December 31, 2004 and the last
                    day of each December, March,
                    June and September thereafter                       1.90:1.00

                  ; and

                           (ii) by deleting that portion of the chart in clause (b) thereof after September 30, 2000 and replacing it with the following:

                  DATE                                                    RATIO
                  ----                                                    -----
                  December 31, 2000                                     8.25:1.00
                  March 31, 2001                                        8.50:1.00
                  June 30, 2001                                         8.20:1.00
                  September 30, 2001                                    7.20:1.00
                  December 31, 2001                                     6.00:1.00
                  March 31, 2002                                        6.00:1.00
                  June 30, 2002                                         6.00:1.00
                  September 30, 2002                                    6.00:1.00
                  December 31, 2002                                     5.50:1.00
                  March 31, 2003                                        5.50:1.00
                  June 30, 2003                                         5.50:1.00
                  September 30, 2003                                    5.50:1.00
                  December 31, 2003                                     4.75:1.00
                  March 31, 2004                                        4.75:1.00
                  June 30, 2004                                         4.75:1.00
                  September 30, 2004                                    4.75:1.00
                  December 31, 2004 and the last day of each
                      December, March, June and September
                      thereafter                                        4.25:1.00

          (k) AMENDMENTS TO SECTION 8.07. Subject to the conditions set forth in Section Three below, Section 8.07 of the Credit Agreement designated "Capital Expenditures" is amended by:

                           (i) amending clause (a) thereof by (x) inserting the words "Prior to the Second Amendment Effective Date," at the beginning thereof; and (y) adding the following at the end thereof:

                                    "From and after the Second Amendment
                           Effective Date, the Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Capital Expenditures that would cause the aggregate amount of all Capital Expenditures made by the Borrower and the Restricted Subsidiaries (A) in the 2001 Fiscal Year of Borrower to exceed an amount equal to $13,500,000 PLUS the amount of any Net Disposition Proceeds not used to reduce the outstanding Revolving Loans or permanently reduce the Revolving Commitments pursuant to Section 2.08; and (B) in each Fiscal Year thereafter to exceed an amount equal to the greater of (x) $10,000,000 PLUS the amount of any Net Disposition Proceeds not used to reduce the outstanding Revolving Loans or permanently reduce the

                           Revolving Commitments pursuant to Section 2.08 or
                           (y) the amount by which Consolidated EBITDA for the immediately preceding Fiscal Year exceeds Consolidated Interest Expense for the immediately preceding Fiscal Year PLUS the amount of any Net Disposition Proceeds not used to reduce the outstanding Revolving Loans or permanently reduce the Revolving Commitment.";

                           (ii) amending clause (b) thereof by deleting the word "Notwithstanding" at the beginning thereof and inserting in replacement thereof "Prior to the Second Amendment Effective Date, notwithstanding" at the beginning thereof; and

                           (iii) amending clause (c) thereof by inserting immediately after the words "during any Fiscal Year" in the third line thereof the words "occurring after the Second Amendment Effective Date".

          (l) AMENDMENTS TO SECTION 10.11. Subject to the conditions set forth in Section Three below, Section 10.11 of the Credit Agreement designated "Collateral Matters" is amended by adding at the end thereof a new clause (c) as follows:

                           "(c) Without limitation on any of Borrower's other
                  obligations under this Agreement, Borrower hereby agrees to reimburse the Administrative Agent, on demand, for the cost and expense of asset-based field examinations conducted by or on behalf of the Administrative Agent with respect to all of the collateral on a semi-annual basis."

     SECTION THREE: CONDITIONS TO EFFECTIVENESS. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this Section Three shall have been fulfilled to the satisfaction of the Administrative Agent.

          (a) EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Obligor and each of the Required Lenders.

          (b) RESOLUTIONS; INCUMBENCY. The Administrative Agent shall have received copies of the resolutions of the board of directors of each Obligor authorizing the execution, delivery and performance of this Amendment, each other Loan Document to be delivered by any Obligor in connection herewith and the transactions contemplated hereby and thereby, certified as of the Second Amendment Effective Date by the Secretary or an Assistant Secretary of each such Obligor, together with a certificate of the Secretary or Assistant Secretary of each Obligor dated the Second Amendment Effective Date, certifying the names and true signatures of the officers of each Obligor authorized to execute, deliver and perform, as applicable, this Amendment, and such other Loan Documents to be delivered by it in connection herewith.

          (c) ORGANIZATION DOCUMENTS. The Administrative Agent shall have received the articles or certificates of incorporation and the bylaws of each of Obligors for which such documents have not previously been delivered and certified, in each case, as in effect on the Second Amendment Effective Date, certified by the Secretary or Assistant Secretary of such

Person as of the Second Amendment Effective Date, together with a certification that any documents that were previously delivered are in full force and effect and have not, since the date of such delivery, been amended.

          (d) APPROVALS. All necessary material governmental, shareholders' and third-party approvals in connection with the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith.

          (e) AMENDMENT EFFECTIVE DATE CERTIFICATE. The Administrative Agent shall have received the Amendment Effective Date Certificate, dated the Second Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct (in all material respects) representations and warranties of the Borrower made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

          (f) LEGAL OPINIONS. The Administrative Agent shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett, counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date, substantially in the forms of Annex A-1 and Annex A-2, respectively.

          (g) AMENDMENT FEE. The Administrative Agent shall have received, for the benefit of each Lender actually approving this Second Amendment by duly executing the signature pages hereto on or prior to March 14, 2001, an amendment fee equal to 0.25% of the Commitment of such Lender.

          (h) STRUCTURING FEE. The Administrative Agent shall have received, for its own account, the non-refundable structuring fee required to be paid to it in accordance with the Side Letter, dated as of March 1, 2001 on or prior to the Second Amendment Effective Date.

          (i) FEES AND EXPENSES. The Administrative Agent shall have received all expenses due and payable pursuant to Section Six hereof and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

     SECTION FOUR: REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     SECTION FIVE: REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit
Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder",
"thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments herein set forth and to any prior amendment or waiver to the Credit Agreement.

     SECTION SIX: COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Wachtell, Lipton, Rosen & Katz) in accordance with the terms of Section 11.04 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION SEVEN: FURTHER ASSURANCES. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the agreements contemplated herein.

     SECTION EIGHT: HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions thereof.

     SECTION NINE: EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION TEN: SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION ELEVEN: NO THIRD PARTIES BENEFITED. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.

     SECTION TWELVE: GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWER:

                                    EVENFLO COMPANY, INC.


                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                   GUARANTORS:

                                    LISCO FURNITURE, INC.


                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                    LISCO FEEDING, INC.

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                    AGENT:

                                    BANK OF AMERICA, NATIONAL
                                        ASSOCIATION (successor in interest to
                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION),
                                        as Administrative Agent


                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    LENDERS:

                                    BANK OF AMERICA, NATIONAL
                                           ASSOCIATION (successor in interest to
                                           BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION),
                                           as Fronting Lender and as a Lender


                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    J.P. MORGAN CHASE & CO., as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    HIGHLAND CAPITAL MANAGEMENT, LP, as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    MERRILL LYNCH CAPITAL CORPORATION.,
                                    as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    BANK OF AMERICA, N.A., as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    BANK OF NOVA SCOTIA, as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    MORGAN STANLEY DEAN WITTER, as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    SOVEREIGN BANK, as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    ML CBO IV (Cayman) Ltd., as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    MORGAN STANLEY & CO. INCORPORATED,
                                    as a Lender

                                    By:
                                           -------------------------------------
                                           Name:
                                           Title: